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                                                                    EXHIBIT 10.3

Time Warner NY Cable LLC
c/o Time Warner Cable Inc.
290 Harbor Drive
Stamford, CT 06902-6732

                                  June 17, 2005

Adelphia Communications Corporation
5619 DTC Parkway
Greenwood Village, CO 80111
Attn: Brad Sonnenberg

Ladies and Gentlemen:

      Reference is made to the Asset Purchase Agreement between Time Warner NY Cable LLC, a Delaware limited liability company ("TWNY"), and Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), dated as of April 20, 2005 (the "TWNY Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the TWNY Purchase Agreement.

      Adelphia and TWNY hereby agree to extend until June 24, 2005 the deadline set forth in the first sentence of Section 5.13(a) of the TWNY Purchase Agreement to file with the Bankruptcy Court the Disclosure Statement, the Disclosure Statement Motion and the Plan.

      This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same letter agreement.

      This letter agreement shall be governed by and construed in accordance with the TWNY Purchase Agreement.

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      Please confirm your agreement with the foregoing by signing and returning a copy of this agreement to the undersigned.

                                            Very truly yours,

                                            TIME WARNER NY CABLE LLC

                                            By: /s/ Satish R. Adige
                                                --------------------------------
                                                Name: Satish R. Adige
                                                Title: Senior Vice President,
                                                       Investments

Agreed and Acknowledged:

ADELPHIA COMMUNICATIONS CORPORATION

By: /s/ Brad M. Sonnenberg
    ----------------------------------------
    Name: Brad Sonnenberg
    Title: EVP/GC

Cc:

Legal Department
Time Warner Cable Inc.
Attn: General Counsel

Time Warner Inc.
Attn: General Counsel

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attn: Kelley D. Parker and Robert B. Schumer

Sullivan & Cromwell LLP
Attn: Alexandra D. Korry

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